UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2012

Item 1. Reports to Stockholders.

10	31	2012

ANNUAL REPORT

Oppenheimer Equity Income Fund, Inc.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/12

	Class A Shares of the Fund		Russell 1000 Value Index	S&P 500 Index
	Without Sales Charge	With Sales Charge
1-Year	15.94%	9.27%	16.89%	15.21%
5-Year	3.12	1.90	–1.00	0.36
10-Year	9.05	8.40	7.34	6.91

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

2	OPPENHEIMER EQUITY INCOME FUND, INC.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 15.94%, underperforming the Russell 1000 Value Index (the “Index”), which returned 16.89%. The Fund’s underperformance occurred primarily over the volatile second quarter of 2012. Positive contributions to return were led by investments in the financials, consumer discretionary, health care and information technology sectors. The Fund performed less well in materials and utilities.

MARKET OVERVIEW

During the reporting period, global equity markets generally experienced gains despite sustained macroeconomic concerns. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank (the ECB) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter of 2012 was a volatile time for global markets. The fear of

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER EQUITY INCOME FUND, INC.	3

contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures, restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the November 2012 elections and the potential removal of a significant amount of government stimulus in the beginning of 2013, resulted in companies stalling spending and hiring, contributing to the economic slowdown. The reduction in growth outside of the U.S. also negatively impacted exports, which was exacerbated by a strengthening dollar.

The markets generally rallied over the closing months of the period, as increased stimulus measures taken by the ECB and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Equities in the U.S. were also bolstered by the continued improvement of the housing market. While the markets produced positive returns during the reporting period, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

FUND PERFORMANCE

During the period, pharmaceutical stocks Merck & Co., Inc. and Pfizer, Inc. were among the strongest performing holdings of the Fund. Both companies benefited from their low valuations and attractive dividend yields. In addition, Merck announced positive product developments and Pfizer benefited from strong cost controls.

Also benefiting performance were financials stocks JPMorgan Chase & Co. and Wells Fargo & Co., and information technology holding Seagate Technology, Inc. JPMorgan Chase & Co. enjoyed increases in its

4	OPPENHEIMER EQUITY INCOME FUND, INC.

mortgage-loan originations and credit-card sales volumes. The firm also announced a dividend increase and a stock-repurchase program. Wells Fargo saw growth in different segments including auto, credit card and private student lending while reducing expenses. The stocks were helped by a more favorable view of bank stocks during the period due to the Fed’s roll-out of QE3 and easing of concerns about the uncertain future of the euro and potential fracturing of the Eurozone. Seagate Technology designs, manufactures, markets and sells hard disk drives. The company managed to ship a large number of hard drives despite a disruption to its production in Thailand late last year due to severe flooding.

During the period, convertible securities of AMR Corp., Take-Two Interactive Software, Inc. and MGIC Investment Corp. detracted from performance. AMR, the parent company of American Airlines, underperformed after the company filed for Chapter 11 bankruptcy. We no longer hold the position at period end. Video gaming company Take-Two Interactive Software, Inc. was negatively impacted during a period in which investors grew concerned about the console transition cycle, the transition from cartridge to digital, and questions about growth rates in the video game space. MGIC Investment Corp. is a mortgage bond insurer, which has been a challenging business for the past few years. Concerns about a disagreement with

Freddie Mac led to a sharp decline in the value of our convertible holding. Our investment in this holding began to improve as additional information surfaced indicating that MGIC has, in our opinion, enough capital to persevere until the benefits of profitable new business offsets the remaining drag from its pre-crisis business. Also detracting from results was the common stock holding of CONSOL Energy, Inc., a hybrid coal and natural gas company. Despite strong positions in both commodities, sharp price declines led to CONSOL’s weakness during the period, despite what we believe is a strong business model for the company.

STRATEGY & OUTLOOK

Markets have produced positive returns, yet we remain concerned about the recent slowdown in global growth, and we are concerned that the contentious debate over entitlements, taxes and the deficit could result in heightened volatility in the markets. Nevertheless, we will continue to seek and add to investment ideas that we believe have positive risk/reward profiles.

Michael S. Levine Portfolio Manager

OPPENHEIMER EQUITY INCOME FUND, INC.	5

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	9.0%
Pharmaceuticals	7.7
Diversified Telecommunication Services	6.7
Insurance	5.7
Diversified Financial Services	5.5
Electric Utilities	3.5
Media	3.5
Multiline Retail	3.3
Commercial Banks	3.0
Food & Staples Retailing	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
JPMorgan Chase & Co.	4.0%
Merck & Co., Inc.	2.7
Chevron Corp.	2.6
Pfizer, Inc.	2.4
CenturyLink, Inc.	2.3
Microsoft Corp.	2.2
Wells Fargo & Co.	2.1
MetLife, Inc.	2.0
Ford Motor Co.	1.9
Target Corp.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6	OPPENHEIMER EQUITY INCOME FUND, INC.

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Common Stocks	79.2%
Convertible Corporate Bonds and Notes	7.8
Preferred Stocks	6.3
Structured Securities	2.6
Non-Convertible Corporate Bonds and Notes	2.5
Money Market Fund	1.1
Mortgage-Backed Obligations	0.3
Rights, Warrants and Certificates	0.2
U.S. Government Obligations	—	*
Options Purchased	—	*
Foreign Government Obligations	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

OPPENHEIMER EQUITY INCOME FUND, INC.	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
CLASS A (OAEIX)	2/13/87	15.94%	3.12%	9.05%
CLASS B (OBEIX)	3/3/97	14.90%	2.19%	8.49%
CLASS C (OCEIX)	3/3/97	15.05%	2.28%	8.14%
CLASS I (OEIIX)	2/28/12	5.57%*	N/A	N/A
CLASS N (ONEIX)	3/1/01	15.51%	2.73%	8.63%
CLASS Y (OYEIX)	2/28/11	16.30%	3.14%*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
CLASS A (OAEIX)	2/13/87	9.27%	1.90%	8.40%
CLASS B (OBEIX)	3/3/97	9.90%	1.89%	8.49%
CLASS C (OCEIX)	3/3/97	14.05%	2.28%	8.14%
CLASS I (OEIIX)	2/28/12	5.57%*	N/A	N/A
CLASS N (ONEIX)	3/1/01	14.51%	2.73%	8.63%
CLASS Y (OYEIX)	2/28/11	16.30%	3.14%*	N/A

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index, an index that measures the performance of large-capitalization value stocks, and the S&P 500 Index, an index of large-capitalization equity securities that is a measure of the general domestic stock market. The indices are unmanaged and cannot be purchased

8	OPPENHEIMER EQUITY INCOME FUND, INC.

directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER EQUITY INCOME FUND, INC.	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER EQUITY INCOME FUND, INC.

Actual	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During 6 Months Ended October 31, 2012
Class A	$1,000.00	$1,047.70	$5.57
Class B	1,000.00	1,042.80	10.58
Class C	1,000.00	1,043.30	9.60
Class I	1,000.00	1,049.50	3.25
Class N	1,000.00	1,046.00	7.54
Class Y	1,000.00	1,049.50	3.92

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.71	5.50
Class B	1,000.00	1,014.83	10.44
Class C	1,000.00	1,015.79	9.47
Class I	1,000.00	1,021.97	3.21
Class N	1,000.00	1,017.80	7.43
Class Y	1,000.00	1,021.32	3.87

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.08%
Class B	2.05
Class C	1.86
Class I	0.63
Class N	1.46
Class Y	0.76

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER EQUITY INCOME FUND, INC.	11

STATEMENT OF INVESTMENTS    October 31, 2012

	Shares	Value
Common Stocks—79.0%
Consumer Discretionary—11.6%
Auto Components—1.6%
Lear Corp.	1,300,000	$55,380,000
Automobiles—2.1%
Ford Motor Co.	5,875,000	65,565,000
General Motors Co.[1]	296,000	7,548,000

		73,113,000
Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp.	43,750	3,797,500
Media—3.5%
Cablevision Systems Corp. New York Group, Cl. A2	1,512,500	26,347,750
Cinemark Holdings, Inc.[2]	500,000	12,345,000
Comcast Corp., Cl. A Special, Non-Vtg.[2]	1,000,000	36,440,000
Regal Entertainment Group	692,500	10,636,800
Time Warner Cable, Inc.	325,000	32,210,750

		117,980,300
Multiline Retail—3.3%
Kohl’s Corp.[2]	900,000	47,952,000
Target Corp.	1,000,000	63,750,000

		111,702,000
Specialty Retail—1.0%
Foot Locker, Inc.[2]	900,000	30,150,000
Staples, Inc.	425,000	4,893,875

		35,043,875
Consumer Staples—4.3%
Beverages—0.4%
PepsiCo, Inc.	205,000	14,194,200
Food & Staples Retailing—2.7%
CVS Caremark Corp.	625,000	29,000,000
Kroger Co. (The)	1,075,000	27,111,500
Safeway, Inc.	500,000	8,155,000
Walgreen Co.	750,000	26,422,500

		90,689,000
Food Products—0.7%
Archer-Daniels-Midland Co.	535,000	14,359,400
General Mills, Inc.	220,500	8,837,640

		23,197,040

12	OPPENHEIMER EQUITY INCOME FUND, INC.

	Shares	Value
Household Products—0.5%
Energizer Holdings, Inc.	160,000	$11,675,200
Procter & Gamble Co.	86,250	5,971,950

		17,647,150
Tobacco—0.0%
Philip Morris International, Inc.	7,500	664,200
Energy—11.0%
Energy Equipment & Services—2.0%
Baker Hughes, Inc.	62,000	2,602,140
Ensco plc, Cl. A	587,500	33,969,250
Halliburton Co.	820,000	26,477,800
Nabors Industries Ltd.[1]	287,500	3,878,375

		66,927,565
Oil, Gas & Consumable Fuels—9.0%
Apache Corp.	195,000	16,136,250
BP plc, ADR	1,000,000	42,890,000
Chevron Corp.[2]	800,000	88,168,000
CONSOL Energy, Inc.	300,000	10,548,000
Exxon Mobil Corp.[2]	535,000	48,775,950
Kinder Morgan Management LLC[1]	56,894	4,248,809
Kinder Morgan, Inc.[2]	1,117,500	38,788,425
Linn Co. LLC[1]	250,000	9,722,500
Royal Dutch Shell plc, ADR	527,500	36,123,200
Williams Cos., Inc. (The)	415,000	14,520,850

		309,921,984
Financials—18.8%
Capital Markets—2.4%
Goldman Sachs Group, Inc. (The)	380,000	46,508,200
Morgan Stanley	1,980,000	34,412,400

		80,920,600
Commercial Banks—3.0%
CIT Group, Inc.[1,2]	508,198	18,915,130
SunTrust Banks, Inc.	525,000	14,280,000
Wells Fargo & Co.	2,100,000	70,749,000

		103,944,130
Diversified Financial Services—5.5%
Bank of America Corp.	275,000	2,563,000
Citigroup, Inc.	575,000	21,499,250

OPPENHEIMER EQUITY INCOME FUND, INC.	13

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Diversified Financial Services Continued
JPMorgan Chase & Co.[2]	3,262,500	$135,981,000
KKR Financial Holdings LLC	3,000,000	30,630,000

		190,673,250
Insurance—5.7%
Assured Guaranty Ltd.	2,132,500	29,620,425
Everest Re Group Ltd.[2]	500,000	55,525,000
MetLife, Inc.	1,980,000	70,270,200
Prudential Financial, Inc.	112,500	6,418,125
XL Group plc	1,350,000	33,399,000

		195,232,750
Real Estate Investment Trusts (REITs)—2.2%
Apollo Commercial Real Estate Finance, Inc.[2]	1,225,000	20,714,750
Ashford Hospitality Trust	1,500,000	12,885,000
Colony Financial, Inc.	132,500	2,651,325
CYS Investments, Inc.	1,175,000	15,768,500
Starwood Property Trust, Inc.	1,037,500	23,779,500

		75,799,075
Health Care—9.1%
Health Care Equipment & Supplies—0.8%
Baxter International, Inc.[2]	19,000	1,189,970
Medtronic, Inc.	650,000	27,027,000

		28,216,970
Health Care Providers & Services—0.6%
UnitedHealth Group, Inc.	157,500	8,820,000
WellPoint, Inc.	200,000	12,256,000

		21,076,000
Pharmaceuticals—7.7%
GlaxoSmithKline plc, ADR	595,000	26,715,500
Johnson & Johnson	350,000	24,787,000
Merck & Co., Inc.[2]	2,000,000	91,260,000
Pfizer, Inc.	3,250,000	80,827,500
Teva Pharmaceutical Industries Ltd., Sponsored ADR[2]	1,000,000	40,420,000

		264,010,000
Industrials—3.9%
Aerospace & Defense—1.4%
Boeing Co. (The)	43,750	3,081,750
General Dynamics Corp.	550,000	37,444,000
Honeywell International, Inc.	115,000	7,042,600

		47,568,350

14	OPPENHEIMER EQUITY INCOME FUND, INC.

	Shares	Value
Commercial Services & Supplies—1.0%
Pitney Bowes, Inc.	425,000	$6,103,000
R.R. Donnelley & Sons Co.	1,525,000	15,280,500
Tyco International Ltd.	490,000	13,166,300

		34,549,800
Industrial Conglomerates—0.3%
General Electric Co.	500,000	10,530,000
Machinery—0.2%
Navistar International Corp.[1]	185,000	3,468,750
Pentair Ltd.	117,572	4,966,241

		8,434,991
Marine—0.9%
Box Ships, Inc.[3]	1,377,500	7,920,625
Costamare, Inc.	1,000,000	13,530,000
Diana Containerships, Inc.[3]	1,481,078	8,856,846

		30,307,471
Trading Companies & Distributors—0.1%
Aircastle Ltd.[2]	225,000	2,504,250
Information Technology—5.5%
Communications Equipment—1.3%
Cisco Systems, Inc.	600,000	10,284,000
QUALCOMM, Inc.	600,000	35,145,000

		45,429,000
Computers & Peripherals—1.4%
Apple, Inc.[2]	22,250	13,240,975
Hewlett-Packard Co.	489,100	6,774,035
Seagate Technology	1,075,000	29,369,000

		49,384,010
Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.	1,175,000	13,806,250
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp.[2]	247,500	5,352,188
Software—2.2%
Microsoft Corp.[2]	2,637,500	75,261,063
Materials—3.8%
Chemicals—1.8%
Celanese Corp., Series A	250,000	9,497,500
LyondellBasell Industries NV, Cl. A2	337,500	18,019,125
Mosaic Co. (The)	614,309	32,152,933

		59,669,558

OPPENHEIMER EQUITY INCOME FUND, INC.	15

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Metals & Mining—0.6%
Allegheny Technologies, Inc.	455,000	$11,989,250
Freeport-McMoRan Copper & Gold, Inc., Cl. B2	252,250	9,807,480

		21,796,730
Paper & Forest Products—1.4%
International Paper Co.	1,350,000	48,370,500
Telecommunication Services—6.7%
Diversified Telecommunication Services—6.7%
AT&T, Inc.[2]	1,750,000	60,532,500
CenturyLink, Inc.[2]	2,030,000	77,911,400
Consolidated Communications Holdings, Inc.[2]	1,600,000	24,704,000
Frontier Communications Corp.	12,725,000	60,062,000
Windstream Corp.[2]	900,000	8,586,000

		231,795,900
Utilities—4.3%
Electric Utilities—3.5%
American Electric Power Co., Inc.	550,000	24,442,000
Edison International	800,000	37,552,000
Entergy Corp.[2]	75,000	5,443,500
Exelon Corp.[2]	727,500	26,029,950
FirstEnergy Corp.	280,000	12,801,600
PPL Corp.	475,000	14,050,500

		120,319,550
Energy Traders—0.4%
GenOn Energy, Inc.[1]	1,000,000	2,570,000
NRG Energy, Inc.[2]	560,000	12,073,600

		14,643,600
Multi-Utilities—0.4%
National Grid plc, Sponsored ADR	125,000	7,126,250
PG&E Corp.	125,000	5,315,000

		12,441,250

Total Common Stocks (Cost $2,429,218,662)		2,712,295,050
Preferred Stocks—6.3%
Citigroup, Inc., 7.50% Cv.	1,042,500	106,543,500
General Motors Co., 4.75% Cv., Series B, Non-Vtg.	1,600,000	64,992,000
MetLife, Inc., 5% Cv., Non-Vtg.	362,500	16,852,625
Molycorp, Inc., 5.50% Cv., Series A, Non-Vtg.	38,604	1,546,476

16	OPPENHEIMER EQUITY INCOME FUND, INC.

	Shares	Value
Preferred Stocks Continued
PPL Corp., 8.75% Cv.	190,000	$10,292,300
Synovus Financial Corp., 8.25% Cv.	685,000	15,042,600

Total Preferred Stocks (Cost $213,038,379)		215,269,501

	Units
Rights, Warrants and Certificates—0.2%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[1] (Cost $2,577,600)	1,440,000	5,544,000

	Principal Amount
Mortgage-Backed Obligations—0.3%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.519%, 5/1/36[4]	$183,138	178,699
Banc of America Mortgage 2001-E Trust, Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.108%, 6/1/34[4]	292,537	288,647
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	151,997	141,952
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	258,227	228,118
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	121,684	99,129
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	1,476,612	1,140,963
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	403,813	316,339
Countrywide Home Loans, Asset-Backed Certificates, Series 2002-4, Cl. A1, 0.951%, 2/25/33[4]	1,214	1,210
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	421,033	290,936
Federal Home Loan Mortgage Corp.: 8%, 4/1/16	9,255	9,915
9%, 8/1/22-5/1/25	4,152	4,792
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	12,441	14,301
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 16.985%, 4/1/27[5]	184,788	41,051
Series 192, Cl. IO, 13.243%, 2/1/28[5]	52,947	10,698
Series 2130, Cl. SC, 53.721%, 3/15/29[5]	161,624	36,903
Series 243, Cl. 6, 11.656%, 12/15/32[5]	214,760	54,083
Series 2531, Cl. ST, 55.007%, 2/15/30[5]	1,399	4
Series 2639, Cl. SA, 99.999%, 7/15/22[5]	255,851	13,714
Series 2796, Cl. SD, 64.419%, 7/15/26[5]	238,340	50,034
Series 2802, Cl. AS, 65.357%, 4/15/33[5]	129,620	6,274
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.703%, 6/1/26[6]	51,482	44,759

OPPENHEIMER EQUITY INCOME FUND, INC.	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Mortgage-Backed Obligations Continued
Federal National Mortgage Assn.: 7.50%, 1/1/33	$182,575	$221,863
8.50%, 7/1/32	7,161	8,891
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-63, Cl. SD, 33.496%, 12/18/31[5]	5,993	1,147
Trust 2001-65, Cl. S, 32.177%, 11/25/31[5]	424,968	84,141
Trust 2001-68, Cl. SC, 32.495%, 11/25/31[5]	3,813	725
Trust 2001-81, Cl. S, 26.406%, 1/25/32[5]	101,072	22,232
Trust 2002-47, Cl. NS, 34.808%, 4/25/32[5]	231,507	47,803
Trust 2002-51, Cl. S, 35.033%, 8/25/32[5]	212,575	43,894
Trust 2002-52, Cl. SD, 42.024%, 9/25/32[5]	280,419	65,060
Trust 2002-7, Cl. SK, 29.595%, 1/25/32[5]	7,116	1,273
Trust 2002-77, Cl. BS, 24.089%, 12/18/32[5]	13,593	2,532
Trust 2002-77, Cl. SH, 39.664%, 12/18/32[5]	152,544	32,480
Trust 2002-9, Cl. MS, 29.155%, 3/25/32[5]	148,016	30,781
Trust 2002-90, Cl. SN, 30.967%, 8/25/32[5]	11,767	2,037
Trust 2002-90, Cl. SY, 37.935%, 9/25/32[5]	6,033	1,062
Trust 2003-4, Cl. S, 31.273%, 2/25/33[5]	251,382	46,885
Trust 2003-46, Cl. IH, 38.362%, 6/1/23[5]	1,524,695	177,473
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[5]	74,555	1,810
Trust 2004-54, Cl. DS, 50.644%, 11/25/30[5]	250,077	51,757
Trust 2005-14, Cl. SE, 45.333%, 3/25/35[5]	320,183	55,857
Trust 2005-93, Cl. SI, 22.455%, 10/25/35[5]	209,353	32,388
Trust 214, Cl. 2, 42.199%, 3/1/23[5]	316,770	66,275
Trust 222, Cl. 2, 24.456%, 6/1/23[5]	401,117	77,107
Trust 247, Cl. 2, 46.30%, 10/1/23[5]	99,115	21,674
Trust 252, Cl. 2, 40.726%, 11/1/23[5]	344,901	74,071
Trust 319, Cl. 2, 4.347%, 2/1/32[5]	106,102	20,367
Trust 320, Cl. 2, 11.135%, 4/1/32[5]	548,194	128,976
Trust 331, Cl. 9, 13.143%, 2/1/33[5]	43,989	8,543
Trust 334, Cl. 17, 13.975%, 2/1/33[5]	216,388	41,041
Trust 339, Cl. 12, 0.567%, 7/1/33[5]	440,835	86,611
Trust 343, Cl. 13, 0.889%, 9/1/33[5]	409,725	65,024
Trust 343, Cl. 18, 0%, 5/1/34[5,7]	63,696	9,624
Trust 345, Cl. 9, 0%, 1/1/34[5,7]	412,927	54,961
Trust 351, Cl. 10, 2.887%, 4/1/34[5]	104,851	15,394
Trust 351, Cl. 8, 1.177%, 4/1/34[5]	218,056	33,041
Trust 356, Cl. 10, 3.076%, 6/1/35[5]	172,786	24,972
Trust 356, Cl. 12, 0%, 2/1/35[5,7]	84,688	11,676
Trust 362, Cl. 13, 0%, 8/1/35[5,7]	996,350	176,074
Trust 364, Cl. 16, 0%, 9/1/35[5,7]	400,570	62,294
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.332%, 9/25/23[6]	156,367	146,085
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	444,281	304,182
Government National Mortgage Assn.:
1.625%, 4/8/26[4]	12,228	12,816
7%, 1/29/24-4/29/26	80,162	94,792
7.50%, 5/29/27	333,643	400,987
8%, 5/30/17	11,176	12,350
8.50%, 8/1/17-12/15/17	5,568	5,966

18	OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal Amount		Value
Mortgage-Backed Obligations Continued
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 82.206%, 1/16/27[5]	$358,059		$71,225
Series 2002-15, Cl. SM, 73.233%, 2/16/32[5]	286,160		64,186
Series 2004-11, Cl. SM, 70.256%, 1/17/30[5]	267,374		64,206
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates:
Series 2005-AR23, Cl. 6A1, 4.947%, 11/1/35[4]	655,532		545,348
Series 2007-A3, Cl. 3A2M, 5.042%, 5/1/37[4]	94,032		88,846
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	647,378		596,718
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.664%, 4/1/34[4]	328,222		337,370
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	151,138		156,631
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	40,648		29,376
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	105,731		94,345
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.503%, 12/1/35[4]	365,107		334,617
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	466,029		496,155
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.645%, 10/1/36[4]	394,996		391,251
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.995%, 11/1/37[4]	408,325		365,282

Total Mortgage-Backed Obligations (Cost $9,317,146)			9,495,071
U.S. Government Obligations—0.0%
Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $453,884)	425,000		494,105
Foreign Government Obligations—0.0%
Germany (Federal Republic of) Bonds, Series 94, 6.25%, 1/4/24 (Cost $1)	1	EUR	2
Non-Convertible Corporate Bonds and Notes—2.5%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	240,000		307,552
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	481,000		511,800
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000		729,705
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	528,000		540,296
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000		444,900
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000		438,246

OPPENHEIMER EQUITY INCOME FUND, INC.	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[8]	$603,000	$604,609
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	990,000	1,037,888
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	761,000	1,019,925
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	210,000	246,405
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[8]	940,000	1,098,946
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[8,9]	170,000	159,800
British Telecommunications plc, 9.625% Bonds, 12/15/30	325,000	531,079
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	66,676
8.50% Sr. Unsec. Nts., 6/15/19	365,000	471,285
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	143,000	183,171
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[8]	486,000	505,974
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	262,000	300,891
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	404,561
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	193,000	197,974
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	968,000	1,149,016
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	495,000	538,313
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	544,809
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	540,000	635,765
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	480,223
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	525,000	563,719
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	183,842
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	519,698
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	503,000	517,108
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	960,727
Energizer Holdings, Inc., 4.70% Sr. Unsec. Unsub. Nts., 5/19/21	552,000	589,050
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	531,332
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	325,820
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	1,017,000	1,023,356
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	370,543
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	128,000	139,269
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	527,000	610,003
General Electric Capital Corp., 6.375% Unsec. Sub. Bonds, 11/15/67	1,005,000	1,077,863
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[4,8]	631,000	580,520
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	523,000	539,551
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	189,005
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	553,000	561,349
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	205,264

20	OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Historic TW, Inc., 9.125% Debs., 1/15/13	$183,000	$185,965
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[4]	1,330,000	1,332,274
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	597,491
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[8]	780,000	856,226
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	539,000	571,655
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14	200,000	217,000
10% Sr. Unsec. Nts., 7/15/17	620,000	687,425
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[8]	420,000	424,198
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	900,000	1,040,334
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	219,000	258,664
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	909,000	923,018
Kinross Gold Corp., 3.625% Sr. Unsec. Unsub. Nts., 9/1/16	419,000	424,455
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	449,907
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13	492,000	498,995
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	487,000	543,005
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[8]	808,000	873,864
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,102,000	1,107,510
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[8]	598,000	651,986
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	440,609
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[8]	735,000	810,289
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	662,070
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	490,000	498,683
MBIA Insurance Co., 14% Bonds, 1/15/33[4,8]	22,150,000	10,964,250
MBIA Insurance Corp., 14% Unsec. Sub. Nts., 1/15/33[4]	100,000	49,500
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	393,148
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	348,000	353,671
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	369,000	486,674
MGIC Investment Corp., 5.375% Sr. Unsec. Unsub. Nts., 11/1/15	17,770,000	13,327,500
Morgan Stanley: 5.50% Sr. Unsec. Unsub. Nts., 7/24/20[8]	218,000	240,845
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,418,239
Mylan, Inc., 6% Sr. Nts., 11/15/18[8]	565,000	604,550
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	680,000	807,564
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	527,000	537,486
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	573,000	736,028
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	520,000	540,336
Oncor Electric Delivery Co. LLC, 7% Debs., 9/1/22	470,000	597,928
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	323,000	412,525

OPPENHEIMER EQUITY INCOME FUND, INC.	21

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[8]	$763,000	$859,935
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	407,611
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	503,000	558,330
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[10]	305,000	331,611
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	618,076
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	491,000	509,592
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[8]	930,000	925,350
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	635,269
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	417,000	446,190
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	585,650
SLM Corp., 6.25% Sr. Nts., 1/25/16	739,000	801,852
Swiss Re Capital I LP, 6.854% Perpetual Bonds[8,9]	1,077,000	1,124,120
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	625,000	664,851
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	525,000	526,015
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[8]	540,000	731,001
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	279,000	414,825
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	251,000	263,392
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	603,625
UBS AG (Stamford CT), 2.25% Sr. Unsec. Nts., 8/12/13	223,000	225,933
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[9]	243,000	245,430
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	31,000	34,023
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	442,025
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	415,919
Virgin Media Secured Finance plc: 5.25% Sr. Sec. Nts., 1/15/21	307,000	357,980
6.50% Sr. Sec. Nts., 1/15/18	658,000	717,220
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	457,208
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	641,784
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	382,000	453,148
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	213,000	216,240
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	597,934
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[8]	390,000	435,862
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	528,000	541,844
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	184,947
6% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	458,927
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[8]	78,000	88,447
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[4,10]	598,000	641,355
Zions Bancorp, 7.75% Sr. Unsec. Nts., 9/23/14	723,000	796,963

Total Non-Convertible Corporate Bonds and Notes (Cost $82,465,076)		87,124,179

22	OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal Amount	Value
Convertible Corporate Bonds and Notes—7.8%
CNO Financial Group, Inc.:
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	$608,000	$1,103,900
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	16,566,000	30,077,644
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	6,157,000	11,178,803
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15	26,500,000	34,499,688
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	30,000,000	31,481,250
MGIC Investment Corp., 9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63[8,11]	76,000,000	25,507,500
Molycorp, Inc., 3.25% Cv. Sr. Unsec. Nts., 6/15/16	7,450,000	5,126,525
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	35,000,000	30,668,750
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/41	25,700,000	23,419,125
Radian Group, Inc., 3% Cv. Sr. Unsec. Unsub. Nts., 11/15/17	17,500,000	13,770,313
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts., 5/15/15	23,774,000	24,739,819
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[8]	400,000	404,237
Take-Two Interactive Software, Inc.: 1.75% Cv. Sr. Unsec. Nts., 12/1/16[8]	4,750,000	4,539,219
4.375% Cv. Sr. Nts., 6/1/14	21,250,000	26,549,219
TiVo, Inc., 4% Cv. Sr. Unsec. Nts., 3/15/16[8]	4,500,000	5,492,813

Total Convertible Corporate Bonds and Notes (Cost $279,647,180)		268,558,805

	Shares
Structured Securities—2.6%
Bank of America, American International Group, Inc. Equity Linked Nts., 4/14/13[10]	298,241	10,220,719
Barclays Bank plc, Apple, Inc. Equity Linked Nts., 12/31/12	8,429	5,000,083
Citigroup Funding, Inc., Rite Aid Corp. Equity Linked Nts., 12/4/12	7,564,300	9,059,006
Credit Suisse AG: Apple, Inc. Equity Linked Nts., 2/15/13	21,735	12,891,355
Mosaic Co. Equity Linked Nts., 4/5/13	183,000	9,615,735
Deutsche Bank AG, Celanese Corp. Equity Linked Nts., 3/8/13[10]	268,000	10,261,184
Goldman Sachs Group, Inc. (The): Aetna, Inc./Humana, Inc./UnitedHealth Group, Inc. Equity Linked Nts., 3/28/13[10]	100,000	10,568,605
OfficeMax, Inc. Equity Linked Nts., 3/14/13[10]	1,530,222	10,582,587
UBS AG (London), Apple, Inc. Equity Linked Nts., 2/6/13[10]	20,260	12,069,591

Total Structured Securities (Cost $91,286,457)		90,268,865

	Expiration Date	Strike Price	Contracts
Options Purchased—0.0%
Energizer Holdings, Inc. Put[1]	11/19/12	$65.000	1,500	60,000
Ford Motor Co. Put[1]	11/19/12	9.000	7,000	7,000
Ford Motor Co. Put[1]	12/24/12	9.000	1,500	3,000
Mosaic Co. (The) Put[1]	11/19/12	50.000	2,000	88,000

Total Options Purchased (Cost $308,290)				158,000

OPPENHEIMER EQUITY INCOME FUND, INC.	23

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,12] (Cost $37,325,668)	37,325,668	$37,325,668
Total Investments, at Value (Cost $3,145,638,343)	99.8%	3,426,533,246
Other Assets Net of Liabilities	0.2	6,814,291

Net Assets	100.0%	$3,433,347,537

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR	Euro

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $285,481,382. See Note 6 of the accompanying Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2011	Gross Additions	Gross Reductions	Shares October 31, 2012
Box Ships, Inc.	1,605,000	75,800	303,300	1,377,500
Diana Containerships, Inc.	1,502,500	17,500	38,922	1,481,078
Oppenheimer Institutional Money Market Fund, Cl. E	8,453,736	523,695,487	494,823,555	37,325,668

		Value	Income	Realized Loss
Box Ships, Inc.		$7,920,625	$1,655,850	$772,092
Diana Containerships, Inc.		8,856,846	1,278,750	41,280
Oppenheimer Institutional Money Market Fund, Cl. E		37,325,668	34,404	—

		$54,103,139	$2,969,004	$813,372

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,091,440 or 0.06% of the Fund’s net assets as of October 31, 2012.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $190,844 or 0.01% of the Fund’s net assets as of October 31, 2012.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $58,484,541 or 1.70% of the Fund’s net assets as of October 31, 2012.

24	OPPENHEIMER EQUITY INCOME FUND, INC.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Restricted security. The aggregate value of restricted securities as of October 31, 2012 was $54,675,652, which represents 1.59% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Bank of America, American International Group, Inc. Equity Linked Nts.	10/1/12	$10,000,021	$10,220,719	$220,698
Deutsche Bank AG, Celanese Corp. Equity Linked Nts.	9/4/12	10,001,760	10,261,184	259,424
Goldman Sachs Group, Inc. (The), Aetna, Inc./Humana, Inc./UnitedHealth Group, Inc. Equity Linked Nts.	9/14/12	10,000,000	10,568,605	568,605
Goldman Sachs Group, Inc. (The), OfficeMax, Inc. Equity Linked Nts.	9/7/12	10,030,605	10,582,587	551,982
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09	304,292	331,611	27,319
UBS AG (London), Apple, Inc. Equity Linked Nts.	8/3/12	12,499,812	12,069,591	(430,221)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	602,234	641,355	39,121

		$53,438,724	$54,675,652	$1,236,928

11. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

12. Rate shown is the 7-day yield as of October 31, 2012.

Written Options as of October 31, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Apple, Inc.	Call	100	$700.000	11/19/12	$28,978	$(2,200)	$26,778
Apple, Inc.	Put	1,000	615.000	11/19/12	2,400,677	(2,816,000)	(415,323)
Apple, Inc.	Put	750	635.000	12/24/12	3,640,097	(3,825,750)	(185,653)
Apple, Inc.	Put	250	605.000	12/24/12	699,227	(808,750)	(109,523)
AT&T, Inc.	Call	775	35.000	12/24/12	54,831	(51,150)	3,681
Bank of America Corp.	Put	10,000	9.000	11/19/12	309,701	(130,000)	179,701
Bank of America Corp.	Put	1,000	9.000	12/24/12	37,970	(32,000)	5,970
Baxter International, Inc.	Call	190	62.500	11/19/12	19,374	(20,710)	(1,336)
Cablevision Systems Corp. New York Group, Cl. A	Call	1,750	19.000	11/19/12	64,667	(35,000)	29,667
CenturyLink, Inc.	Call	325	41.000	11/19/12	11,165	(3,250)	7,915
Ciena Corp.	Put	1,000	13.000	11/19/12	76,969	(82,000)	(5,031)
Cisco Systems, Inc.	Put	5,500	19.000	11/19/12	526,577	(1,078,000)	(551,423)
Comcast Corp., Cl. A Special, Non-Vtg.	Call	500	37.000	11/19/12	9,485	(16,000)	(6,515)
CONSOL Energy, Inc.	Put	500	35.000	11/19/12	95,448	(65,000)	30,448
Energizer Holdings, Inc.	Put	1,000	70.000	11/19/12	206,966	(140,000)	66,966
Exelon Corp.	Call	1,000	37.000	11/19/12	34,190	(10,000)	24,190
Foot Locker, Inc.	Call	5,175	37.000	11/19/12	388,471	(77,625)	310,846
Ford Motor Co.	Put	5,000	10.000	11/19/12	175,280	(10,000)	165,280
Ford Motor Co.	Put	2,400	11.000	11/19/12	201,525	(48,000)	153,525
Ford Motor Co.	Put	1,558	12.000	12/24/12	376,982	(157,358)	219,624

OPPENHEIMER EQUITY INCOME FUND, INC.	25

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Written Options: Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Ford Motor Co.	Put	1,000	$10.000	12/24/12	$31,220	$(10,000)	$21,220
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Call	1,000	42.000	11/19/12	149,277	(19,000)	130,277
Frontier Communications Corp.	Put	4,500	4.000	11/19/12	195,242	(11,250)	183,992
Frontier Communications Corp.	Put	4,000	5.000	11/19/12	115,881	(152,000)	(36,119)
Hewlett-Packard Co.	Put	2,196	23.000	11/19/12	974,946	(2,009,340)	(1,034,394)
Hewlett-Packard Co.	Put	388	24.000	11/19/12	187,000	(393,820)	(206,820)
Intel Corp.	Call	50	23.000	11/19/12	999	(200)	799
Intel Corp.	Put	475	23.000	11/19/12	80,706	(76,475)	4,231
Kinder Morgan, Inc.	Call	125	35.000	11/19/12	5,245	(3,750)	1,495
Kohl’s Corp.	Put	1,500	50.000	11/19/12	181,952	(67,500)	114,452
LyondellBasell Industries NV, Cl. A	Call	486	52.500	11/19/12	169,596	(97,200)	72,396
LyondellBasell Industries NV, Cl. A	Call	164	55.000	12/24/12	40,360	(27,880)	12,480
Merck & Co., Inc.	Call	7,000	47.000	11/19/12	727,279	(126,000)	601,279
Microsoft Corp.	Call	125	29.000	11/19/12	3,746	(3,375)	371
Microsoft Corp.	Put	1,000	27.000	11/19/12	30,970	(13,000)	17,970
Mosaic Co. (The)	Put	4,000	55.000	11/19/12	815,765	(1,108,000)	(292,235)
Navistar International Corp.	Put	425	18.000	11/19/12	40,136	(30,175)	9,961
NRG Energy, Inc.	Call	825	23.000	11/19/12	50,962	(20,625)	30,337
QUALCOMM, Inc.	Put	500	60.000	11/19/12	94,511	(120,500)	(25,989)
Safeway, Inc.	Put	1,000	15.000	11/19/12	38,970	(5,000)	33,970
Staples, Inc.	Put	6,250	12.000	12/24/12	706,302	(625,000)	81,302
Staples, Inc.	Put	1,000	12.000	11/19/12	80,289	(73,000)	7,289
SunTrust Banks, Inc.	Put	1,000	27.000	11/19/12	46,970	(62,000)	(15,030)
Windstream Corp.	Call	1,250	11.000	11/19/12	30,108	(3,750)	26,358

					$14,157,012	$(14,467,633)	$(310,621)

See accompanying Notes to Financial Statements.

26	OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES    October 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,082,673,711)	$3,372,430,107
Affiliated companies (cost $62,964,632)	54,103,139
3,426,533,246
Cash	6,154,195
Receivables and other assets:
Shares of capital stock sold	19,047,931
Interest and dividends	9,844,871
Investments sold	1,057,446
Other	201,449
Total assets	3,462,839,138
Liabilities
Appreciated options written, at value (premiums received $4,549,533)	1,974,763
Depreciated options written, at value (premiums received $9,607,479)	12,492,870
Payables and other liabilities:
Shares of capital stock redeemed	6,704,591
Investments purchased	6,561,178
Distribution and service plan fees	684,927
Transfer and shareholder servicing agent fees	528,529
Directors’ compensation	311,138
Shareholder communications	193,539
Other	40,066
Total liabilities	29,491,601
Net Assets	$3,433,347,537
Composition of Net Assets
Par value of shares of capital stock	$13,729
Additional paid-in capital	3,242,625,150
Accumulated net investment loss	(4,636,236)
Accumulated net realized loss on investments and foreign currency transactions	(85,243,744)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	280,588,638
Net Assets	$3,433,347,537

OPPENHEIMER EQUITY INCOME FUND, INC.	27

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,494,276,113 and 96,665,313 shares of capital stock outstanding)	$25.80
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.37
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $146,116,842 and 6,657,965 shares of capital stock outstanding)	$21.95
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $458,290,939 and 20,838,271 shares of capital stock outstanding)	$21.99
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,146,919 and 393,556 shares of beneficial interest outstanding)	$25.78
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $124,080,846 and 4,965,689 shares of capital stock outstanding)	$24.99
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $200,435,878 and 7,771,094 shares of capital stock outstanding)	$25.79

See accompanying Notes to Financial Statements.

28	OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF OPERATIONS    For the Year Ended October 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $717,942)	$88,957,405
Affiliated companies	2,969,004
Interest	17,568,630
Other income	39,956
Total investment income	109,534,995
Expenses
Management fees	18,054,847
Distribution and service plan fees:
Class A	5,472,936
Class B	1,383,124
Class C	4,074,406
Class N	557,656
Transfer and shareholder servicing agent fees:
Class A	4,346,093
Class B	489,272
Class C	860,564
Class I	76
Class N	396,917
Class Y	173,926
Shareholder communications:
Class A	460,707
Class B	69,630
Class C	103,025
Class I	5
Class N	17,547
Class Y	16,077
Directors’ compensation	58,908
Custodian fees and expenses	34,966
Administration service fees	1,500
Other	651,578
Total expenses	37,223,760
Less waivers and reimbursements of expenses	(19,204)
Net expenses	37,204,556
Net Investment Income	72,330,439

OPPENHEIMER EQUITY INCOME FUND, INC.	29

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$13,410,803
Affiliated companies	(813,372)
Closing and expiration of option contracts written	77,745,101
Closing and expiration of futures contracts	1,614,170
Foreign currency transactions	1,490,654
Net realized gain	93,447,356
Net change in unrealized appreciation/depreciation on:
Investments	300,426,494
Translation of assets and liabilities denominated in foreign currencies	(9,496)
Futures contracts	(564,487)
Option contracts written	(19,088,690)
Net change in unrealized appreciation/depreciation	280,763,821
Net Increase in Net Assets Resulting from Operations	$446,541,616

See accompanying Notes to Financial Statements.

30	OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income	$72,330,439	$40,849,345
Net realized gain	93,447,356	14,589,390
Net change in unrealized appreciation/depreciation	280,763,821	(73,743,581)
Net increase (decrease) in net assets resulting from operations	446,541,616	(18,304,846)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(68,470,090)	(34,122,358)
Class B	(3,705,335)	(1,641,237)
Class C	(11,411,195)	(4,885,238)
Class I	(5,172)	—
Class N	(3,000,761)	(1,314,341)
Class Y	(4,239,736)	(689,407)
	(90,832,289)	(42,652,581)
Capital Stock Transactions
Net increase in net assets resulting from capital stock transactions:
Class A	112,148,407	1,237,646,901
Class B	1,917,712	64,412,276
Class C	46,615,679	249,698,069
Class I	10,068,007	—
Class N	14,552,611	57,837,789
Class Y	75,500,314	114,417,807
	260,802,730	1,724,012,842
Net Assets
Total increase	616,512,057	1,663,055,415
Beginning of period	2,816,835,480	1,153,780,065
End of period (including accumulated net investment income (loss) of $(4,636,236) and $5,597,074, respectively)	$3,433,347,537	$2,816,835,480

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY INCOME FUND, INC.	31

FINANCIAL HIGHLIGHTS

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class A	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$22.95	$22.87	$19.23	$15.65	$29.86
Income (loss) from investment operations:
Net investment income[2]	.61	.51	.40	.70	.63
Net realized and unrealized gain (loss)	2.97	.11	3.65	3.62	(10.24)
Total from investment operations	3.58	.62	4.05	4.32	(9.61)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.73)	(.54)	(.41)	(.74)	(.62)
Distributions from net realized gain	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.73)	(.54)	(.41)	(.74)	(4.60)
Net asset value, end of period	$25.80	$22.95	$22.87	$19.23	$15.65
Total Return, at Net Asset Value[3]	15.94%	2.64%	21.25%	28.82%	(37.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,494,276	$2,116,802	$918,456	$323,033	$199,650
Average net assets (in thousands)	$2,276,255	$1,591,296	$593,104	$225,561	$292,638
Ratios to average net assets:[4]
Net investment income	2.51%	2.13%	1.86%	4.29%	2.85%
Total expenses[5]	1.06%	1.09%	1.21%	1.36%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.09%	1.21%	1.36%	1.25%
Portfolio turnover rate	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%
Year Ended October 29, 2010	1.21%
Year Ended October 31, 2009	1.36%
Year Ended October 31, 2008	1.25%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

32	OPPENHEIMER EQUITY INCOME FUND, INC.

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class B	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$19.64	$19.68	$16.61	$13.63	$26.48
Income (loss) from investment operations:
Net investment income[2]	.32	.25	.18	.50	.38
Net realized and unrealized gain (loss)	2.55	.08	3.15	3.11	(8.95)
Total from investment operations	2.87	.33	3.33	3.61	(8.57)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.37)	(.26)	(.63)	(.30)
Distributions from net realized gain	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.56)	(.37)	(.26)	(.63)	(4.28)
Net asset value, end of period	$21.95	$19.64	$19.68	$16.61	$13.63
Total Return, at Net Asset Value[3]	14.90%	1.61%	20.22%	27.69%	(37.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,117	$128,777	$65,791	$31,723	$24,862
Average net assets (in thousands)	$138,448	$ 96,706	$48,363	$24,503	$42,007
Ratios to average net assets:[4]
Net investment income	1.56%	1.20%	0.96%	3.57%	1.94%
Total expenses[5]	2.02%	2.06%	2.25%	2.48%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.02%	2.13%	2.22%	2.14%
Portfolio turnover rate	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.06%
Year Ended October 29, 2010	2.25%
Year Ended October 31, 2009	2.48%
Year Ended October 31, 2008	2.14%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY INCOME FUND, INC.	33

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class C	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$19.68	$19.72	$16.65	$13.66	$26.54
Income (loss) from investment operations:
Net investment income[2]	.35	.28	.19	.50	.39
Net realized and unrealized gain (loss)	2.55	.09	3.16	3.13	(8.99)
Total from investment operations	2.90	.37	3.35	3.63	(8.60)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.41)	(.28)	(.64)	(.30)
Distributions from net realized gain	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.59)	(.41)	(.28)	(.64)	(4.28)
Net asset value, end of period	$21.99	$19.68	$19.72	$16.65	$13.66
Total Return, at Net Asset Value[3]	15.05%	1.79%	20.30%	27.77%	(37.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$458,291	$365,942	$128,951	$44,774	$29,599
Average net assets (in thousands)	$408,320	$269,739	$ 80,931	$32,357	$43,817
Ratios to average net assets:[4]
Net investment income	1.72%	1.36%	1.02%	3.53%	1.98%
Total expenses[5]	1.85%	1.86%	2.05%	2.28%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.86%	2.05%	2.17%	2.11%
Portfolio turnover rate	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.85%
Year Ended October 31, 2011	1.86%
Year Ended October 29, 2010	2.05%
Year Ended October 31, 2009	2.28%
Year Ended October 31, 2008	2.12%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

34	OPPENHEIMER EQUITY INCOME FUND, INC.

Class I	Period Ended October 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$ 24.90
Income (loss) from investment operations:
Net investment income[2]	.43
Net realized and unrealized gain	.93

Total from investment operations	1.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.48)
Net asset value, end of period	$25.78

Total Return, at Net Asset Value[3]	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,147
Average net assets (in thousands)	$ 414
Ratios to average net assets:[4]
Net investment income	2.73%
Total expenses[5]	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%
Portfolio turnover rate	30%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY INCOME FUND, INC.	35

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class N	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$22.25	$22.21	$18.70	$15.24	$29.09
Income (loss) from investment operations:
Net investment income[2]	.49	.41	.30	.64	.54
Net realized and unrealized gain (loss)	2.89	.08	3.55	3.51	(9.97)
Total from investment operations	3.38	.49	3.85	4.15	(9.43)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.45)	(.34)	(.69)	(.44)
Distributions from net realized gain	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.64)	(.45)	(.34)	(.69)	(4.42)
Net asset value, end of period	$24.99	$22.25	$22.21	$18.70	$15.24
Total Return, at Net Asset Value[3]	15.51%	2.14%	20.77%	28.40%	(37.48)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,081	$96,121	$40,582	$12,966	$10,023
Average net assets (in thousands)	$111,920	$73,231	$25,675	$ 9,706	$15,221
Ratios to average net assets:[4]
Net investment income	2.08%	1.73%	1.48%	4.08%	2.47%
Total expenses[5]	1.48%	1.55%	1.83%	2.36%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.50%	1.58%	1.67%	1.63%
Portfolio turnover rate	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.48%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.83%
Year Ended October 31, 2009	2.36%
Year Ended October 31, 2008	1.87%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

36	OPPENHEIMER EQUITY INCOME FUND, INC.

	Year Ended October 31,
Class Y	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$22.94	$25.76
Income (loss) from investment operations:
Net investment income[2]	.66	.36
Net realized and unrealized gain (loss)	2.99	(2.78)
Total from investment operations	3.65	(2.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.80)	(.40)
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	(.80)	(.40)
Net asset value, end of period	$25.79	$22.94
Total Return, at Net Asset Value[3]	16.30%	(9.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200,436	$109,193
Average net assets (in thousands)	$131,940	$ 50,333
Ratios to average net assets:[4]
Net investment income	2.73%	2.32%
Total expenses[5]	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.80%
Portfolio turnover rate	30%	37%[6]

1. For the period from February 28, 2011 (inception of offering) to October 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	0.76%
Period Ended October 31, 2011	0.80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY INCOME FUND, INC.	37

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on February 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of

38	OPPENHEIMER EQUITY INCOME FUND, INC.

securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of October 31, 2012 is as follows:

Cost	$54,220,008
Market Value	$25,507,500
Market Value as a % of Net Assets	0.74%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

OPPENHEIMER EQUITY INCOME FUND, INC.	39

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$33,286,354	$28,167,995	$114,471,557	$239,583,178

1. As of October 31, 2012, the Fund had $105,988,475 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$39,275,756
2017	66,712,719

Total	$105,988,475

Of these losses, $105,988,475 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $21,332,975 per year and have expiration dates ranging from October 31, 2016 to October 31, 2017.

2. The Fund had $8,483,082 of straddle losses which were deferred.

3. During the fiscal year ended October 31, 2012, the Fund utilized $47,862,150 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended October 31, 2011, the Fund utilized $13,913,764 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

40	OPPENHEIMER EQUITY INCOME FUND, INC.

Accordingly, the following amounts have been reclassified for October 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments[5]
$4,903,493	$8,268,540	$13,172,033

5. $4,741,360, including $3,549,414 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income	$90,832,289	$42,652,581

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,178,160,721
Federal tax cost of other investments	(5,673,930)

Total federal tax cost	$3,172,486,791

Gross unrealized appreciation	$389,301,778
Gross unrealized depreciation	(149,718,600)

Net unrealized appreciation	$239,583,178

Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2012, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$15,371
Payments Made to Retired Directors	7,750
Accumulated Liability as of October 31, 2012	183,898

The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts

OPPENHEIMER EQUITY INCOME FUND, INC.	41

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

42	OPPENHEIMER EQUITY INCOME FUND, INC.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

OPPENHEIMER EQUITY INCOME FUND, INC.	43

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at

44	OPPENHEIMER EQUITY INCOME FUND, INC.

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER EQUITY INCOME FUND, INC.	45

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$397,016,675	$—	$—	$397,016,675
Consumer Staples	146,391,590	—	—	146,391,590
Energy	376,849,549	—	—	376,849,549
Financials	646,569,805	—	—	646,569,805
Health Care	313,302,970	—	—	313,302,970
Industrials	133,894,862	—	—	133,894,862
Information Technology	189,232,511	—	—	189,232,511
Materials	129,836,788	—	—	129,836,788
Telecommunication Services	231,795,900	—	—	231,795,900
Utilities	147,404,400	—	—	147,404,400
Preferred Stocks	121,586,100	93,683,401	—	215,269,501
Rights, Warrants and Certificates	5,544,000	—	—	5,544,000
Mortgage-Backed Obligations	—	9,495,071	—	9,495,071
U.S. Government Obligations	—	494,105	—	494,105
Foreign Government Obligations	—	2	—	2
Non-Convertible Corporate Bonds and Notes	—	87,124,179	—	87,124,179
Convertible Corporate Bonds and Notes	—	268,558,805	—	268,558,805
Structured Securities	—	90,268,865	—	90,268,865
Options Purchased	158,000	—	—	158,000
Investment Company	37,325,668	—	—	37,325,668

Total Assets	$2,876,908,818	$549,624,428	$—	$3,426,533,246

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(1,974,763)	$—	$—	$(1,974,763)
Depreciated options written, at value	(12,492,870)	—	—	(12,492,870)

Total Liabilities	$(14,467,633)	$—	$—	$(14,467,633)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

46	OPPENHEIMER EQUITY INCOME FUND, INC.

3. Shares of Capital Stock

The Fund has authorized one billion shares of $0.0001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2012[1]		Year Ended October 31, 2011[2]
	Shares	Amount	Shares	Amount
Class A
Sold	27,311,664	$659,439,036	54,232,459	$1,329,293,000
Dividends and/or distributions reinvested	2,649,369	62,501,553	1,268,985	29,624,308
Acquisition-Note 8	—	—	19,406,604	414,719,135
Redeemed	(25,542,696)	(609,792,182)	(22,813,569)	(535,989,542)

Net increase	4,418,337	$112,148,407	52,094,479	$1,237,646,901

Class B
Sold	1,723,951	$35,252,222	3,332,729	$70,194,304
Dividends and/or distributions reinvested	173,244	3,465,508	75,325	1,515,150
Acquisition-Note 8	—	—	1,363,002	24,942,930
Redeemed	(1,795,207)	(36,800,018)	(1,558,961)	(32,240,108)

Net increase	101,988	$1,917,712	3,212,095	$64,412,276

Class C
Sold	6,395,596	$132,167,803	12,288,416	$259,544,559
Dividends and/or distributions reinvested	498,770	10,034,084	201,700	4,059,849
Acquisition-Note 8	—	—	2,857,542	52,407,313
Redeemed	(4,650,888)	(95,586,208)	(3,292,884)	(66,313,652)

Net increase	2,243,478	$46,615,679	12,054,774	$249,698,069

Class I
Sold	394,414	$10,089,681	—	$—
Dividends and/or distributions reinvested	191	4,978	—	—
Redeemed	(1,049)	(26,652)	—	—

Net increase	393,556	$10,068,007	—	$—

Class N
Sold	1,878,824	$43,578,275	3,155,932	$74,346,806
Dividends and/or distributions reinvested	118,077	2,695,198	49,984	1,140,826
Acquisition-Note 8	—	—	374,594	7,761,583
Redeemed	(1,350,680)	(31,720,862)	(1,088,427)	(25,411,426)

Net increase	646,221	$14,552,611	2,492,083	$57,837,789

Class Y
Sold	5,180,844	$127,335,454	5,806,312	$138,758,317
Dividends and/or distributions reinvested	126,004	3,009,754	30,338	683,692
Redeemed	(2,296,371)	(54,844,894)	(1,076,033)	(25,024,202)

Net increase	3,010,477	$75,500,314	4,760,617	$114,417,807

1. For the year ended October 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012, for Class I shares.

2. For the year ended October 31, 2011, for Class A, Class B, Class C, and Class N shares, and for the period from February 28, 2011 (inception of offering) to October 31, 2011, for Class Y shares.

OPPENHEIMER EQUITY INCOME FUND, INC.	47

NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$966,411,977	$873,411,479
U.S. government and government agency obligations	—	2,099,934

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule effective October 1, 2012
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Over $5.0 billion	0.45

Fee Schedule prior to October 1, 2012
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Over $2.0 billion	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2012, the Fund paid $6,170,130 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

48	OPPENHEIMER EQUITY INCOME FUND, INC.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class B	$3,778,070
Class C	6,243,701
Class N	1,413,321

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2012	$1,297,505	$18,617	$309,654	$73,536	$2,966

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2012, the Manager waived fees and/or reimbursed the Fund $17,139 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to January 1, 2012. Effective January 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

During the year ended October 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$2,065

OPPENHEIMER EQUITY INCOME FUND, INC.	49

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

50	OPPENHEIMER EQUITY INCOME FUND, INC.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPPENHEIMER EQUITY INCOME FUND, INC.	51

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Valuations of derivative instruments as of October 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts				Appreciated options written, at value	$1,974,763
Equity contracts				Depreciated options written, at value	12,492,870
Equity contracts	Investments, at value	$158,000	*

Total		$158,000			$14,467,633

*Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Total
Equity contracts	$(31,200,832)	$77,745,101	$—	$—	$46,544,269
Foreign exchange contracts	—	—	—	134,029	134,029
Interest rate contracts	—	—	1,614,170	—	1,614,170

Total	$(31,200,832)	$77,745,101	$1,614,170	$134,029	$48,292,468

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Total
Equity contracts	$6,876,257	$(19,088,690)	$—	$(12,212,433)
Interest rate contracts	—	—	(564,487)	(564,487)

Total	$6,876,257	$(19,088,690)	$(564,487)	$(12,776,920)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change

52	OPPENHEIMER EQUITY INCOME FUND, INC.

in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended October 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to sell of $145,777.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of October 31, 2012, the Fund had no outstanding forward contracts.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $8,242,079 and $490,438 on futures contracts purchased and sold, respectively.

OPPENHEIMER EQUITY INCOME FUND, INC.	53

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of October 31, 2012, the Fund had no outstanding futures contracts.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $1,881,070 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

54	OPPENHEIMER EQUITY INCOME FUND, INC.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $2,125,802 and $15,735,222 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended October 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2011	18,775	$1,648,925	97,177	$48,792,019
Options written	359,943	28,103,299	696,267	183,194,564
Options closed or expired	(300,407)	(21,744,846)	(715,663)	(214,182,881)
Options exercised	(57,471)	(6,218,645)	(18,589)	(5,435,423)

Options outstanding as of October 31, 2012	20,840	$1,788,733	59,192	$12,368,279

7. Restricted Securities

As of October 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Acquisition of Oppenheimer Balanced Fund

On August 18, 2011, the Fund acquired all of the net assets of Oppenheimer Balanced Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Balanced Fund shareholders on August 12, 2011. The purpose of the acquisition was to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from economies of scale associated with a larger fund as a result of the combined assets which would result in lower effective management fees as well as lower effective total operating expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Balanced Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on August 18, 2011[1]
Class A	0.4513169396	19,406,604	$414,719,135	$1,972,657,723
Class B	0.5065316393	1,363,002	$24,942,930	$116,863,912
Class C	0.5081985278	2,857,542	$52,407,313	$330,863,551
Class N	0.4573454151	374,594	$7,761,583	$81,542,394

1. The net assets acquired included net unrealized depreciation of $6,306,166 and an unused capital loss carryforward of $130,126,008, potential utilization subject to tax limitations.

OPPENHEIMER EQUITY INCOME FUND, INC.	55

NOTES TO FINANCIAL STATEMENTS    Continued

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory

56	OPPENHEIMER EQUITY INCOME FUND, INC.

damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER EQUITY INCOME FUND, INC.	57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Equity Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund, Inc., including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund, Inc. as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 17, 2012

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FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 70.41% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $90,913,146 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2012, the maximum amount allowable but not less than $30,383,635 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $10,651,182 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER EQUITY INCOME FUND, INC.	59

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load equity income funds. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its peer group median although its one-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load equity income funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were equal to its expense group median and lower than its expense group average. The Fund’s contractual management fees and total expenses were lower than its expense group median and average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser,

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BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Manager agreed to a revised breakpoint schedule as negotiated by the Board that, effective October 1, 2012, declines on additional assets as the Fund grows: 0.70% of the first $400 million of net assets of the Fund, 0.68% of the next $400 million, 0.65% of the next $400 million, 0.60% of the next $400 million, 0.55% of the next $400 million, 0.50% of the next $3 billion and 0.45% of net assets in excess of $5 billion.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Directors, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory

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Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

OPPENHEIMER EQUITY INCOME FUND, INC.	63

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DIRECTORS AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Directors (since 2007), Director (since 2001) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Director (since 2005) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER EQUITY INCOME FUND, INC.	65

DIRECTORS AND OFFICERS    Continued

Matthew P. Fink, Director (since 2009) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Director (since 2009) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Director (since 2009) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Director (since 2009) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary Ann Tynan, Director (since 2009) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Director (since 2009) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Director (since 2009) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED DIRECTOR AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

OPPENHEIMER EQUITY INCOME FUND, INC.	67

DIRECTORS AND OFFICERS    Continued

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 79 portfolios in the OppenheimerFunds complex.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2007) Age: 47	Vice President of the Manager (since June 1998). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

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Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 79 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 79 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 79 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 79 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER EQUITY INCOME FUND, INC.

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER EQUITY INCOME FUND, INC.	71

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

72	OPPENHEIMER EQUITY INCOME FUND, INC.

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0835.001.1012 December 21, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $31,800 in fiscal 2012 and $21,700 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $426,206 in fiscal 2012 and $215,103 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $900 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,424 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $812,630 in fiscal 2012 and $216,003 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 12/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 12/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 12/11/2012